SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

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Date of Report (date of earliest event reported): May 18, 1995

                                  VIACOM INC.
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             (Exact name of registrant as specified in its charter)

     Delaware                    1-9553            04-2949533
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(State or other               (Commission          (IRS Employer
 jurisdiction of               File Number)         Identification No.)
 incorporation)

     1515 Broadway, New York, New York                         10036
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:(212) 258-6000
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Item 5.  Other Events.
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     On May 18, 1995, Viacom Inc. ("Viacom") and Viacom International Inc.
("Viacom International", and together with Viacom, the "Registrants") entered into an underwriting agreement (the "Underwriting Agreement", a copy of which is attached hereto as Exhibit 1.1) with Bear, Stearns & Co. Inc. (the "Underwriter"), including the Viacom Inc./Viacom International Inc. Underwriting Agreement Senior Debt Securities Standard Provisions (Offered Securities) dated May 18, 1995, a copy of which is attached hereto as Exhibit 1.2.

     On May 25, 1995, pursuant to the Underwriting Agreement, Viacom issued and sold and the Underwriter purchased $1 billion aggregate principal amount of Viacom's 7.75% Senior Notes due 2005, unconditionally guaranteed as to payment of principal and interest by Viacom International (the "Notes"), at an initial public offering price of 99.04% of the principal amount of the Notes, which yielded proceeds to Viacom of $979.9 million.

     A form of the Note, including the guarantee endorsed thereon, is attached hereto as Exhibit 4.1. The Notes were (i) registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Reg. No. 33-53485) and (ii) issued under an Indenture, dated as of May 15, 1995, between Viacom, Viacom International, as guarantor, and The First National Bank of Boston, trustee, as supplemented by the First Supplemental Indenture thereto dated as of May 24, 1995. Copies of the Indenture and the First Supplemental Indenture are attached hereto as Exhibits 4.2 and 4.3, respectively.

Item 7.  Financial Statements and Exhibits.
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          (c) The following exhibits are filed as part of this on Form 8-K:

          1.1 Underwriting Agreement, dated May 18, 1995, among Viacom Inc., Viacom International Inc. and Bear, Stearns & Co. Inc.

          1.2 Viacom Inc./Viacom International Inc. Underwriting Agreement Senior Debt Securities Standard Provisions (Offered Securities) dated May 18, 1995.

          4.1 Form of 7.75% Senior Note due 2005, including the form of guarantee endorsed thereon (incorporated by reference to Exhibit 3 to Viacom Inc.'s Registration Statement on Form 8-A (Reg. No. 1-9553)).


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          4.2  Indenture dated as of May 10, 1995 among Viacom Inc., Viacom
               International Inc., as guarantor, and The First National Bank of Boston, trustee (incorporated by reference to Exhibit 1 to Viacom Inc.'s Registration Statement on Form 8-A
               (Reg. No. 1-9553)).

          4.3 First Supplemental Indenture, dated as of May 24, 1995, among Viacom Inc., Viacom International Inc., as guarantor, and The First National Bank of Boston, trustee (incorporated by reference to Exhibit 2 to Viacom Inc.'s Registration Statement on Form 8-A (Reg. No. 1-9553)).


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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  VIACOM INC.

Date:  May 25, 1995               By:  /s/ Philippe P. Dauman
                                     ------------------------
                                  Name:  Philippe P. Dauman
                                  Title: Executive Vice President,
                                         General Counsel and Chief
                                         Administrative Officer


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                                 EXHIBIT INDEX

        Exhibit No.                        Description

      1.1 Underwriting Agreement, dated May 18, 1995, among Viacom Inc., Viacom International Inc. and Bear, Stearns & Co. Inc.

      1.2 Viacom Inc./Viacom International Inc. Underwriting Agreement Senior Debt Securities Standard Provisions (Offered Securities) dated May 18, 1995.

      4.1 Form of 7.75% Senior Note due 2005, including the form of guarantee endorsed thereon (incorporated by reference to Exhibit 3 to Viacom Inc.'s Registration Statement on
               Form 8-A (Reg. No. 1-9553)).

      4.2 Indenture dated as of May 10, 1995 among Viacom Inc., Viacom International Inc., as guarantor, and The First National Bank of Boston, trustee (incorporated by reference to Exhibit 1 to Viacom Inc.'s Registration Statement on Form 8-A (Reg. No. 1-9553)).

      4.3 First Supplemental Indenture, dated as of May 24, 1995, among Viacom Inc., Viacom International Inc., as guarantor, and The First National Bank of Boston, trustee (incorporated by reference to Exhibit 2 to Viacom Inc.'s Registration Statement on Form 8-A (Reg. No. 1-9553)).